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                                                                    EXHIBIT 10.1

[LETTERHEAD OF THE CIT GROUP]



                                    August   5  , 1996
                                           -----

Buttrey Food and Drug Company
601 6th Street S.W.
Great Falls, MT. 59404

Gentlemen:

Reference is made to the Financing Agreement between you and the Lenders party thereto dated September 7, 1995, as the same may be amended from time to time (the "Financing Agreement"). Capitalized terms used herein and defined in the Financing Agreement shall have the same meanings as set forth therein unless otherwise specifically defined herein.

You have advised us that on or about the June 11, 1996, you purchased a "Dan's Supermarket" in Cheyenne, Wyoming. You have requested that the Lenders extend to you an additional term loan in the principal amount of $5,000,000, and the Lenders have agreed to make such additional term loan subject to, and in accordance with, the terms, provisions and conditions set forth herein.

Effective immediately upon fulfillment to the Lenders' satisfaction of the Conditions Precedent (as defined below) the Financing Agreement shall be, and hereby is, amended as follows:

1. (a) Section 1 of the Financing Agreement is hereby amended by deleting the definitions of "Line of Credit", "Promissory Notes" and "Term Loans" and substituting the following in lieu thereof:

     "LINE OF CREDIT shall mean the aggregate commitment of the Lenders to make
     ---------------
     loans and advances pursuant to Section 3, 4 and 5 of this Financing Agreement, to the Company in the aggregate amount of $47,800,000."

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     "PROMISSORY NOTE(S) shall mean the notes, in the forms of Exhibits A, B, C
     -------------------
     and E attached hereto, delivered by the Company to the Agent on behalf of the Lenders to evidence the Term Loans pursuant to, and repayable in accordance with, the provisions of Section 4 and the Revolving Loans pursuant to Section 3 of this Financing Agreement."

     "TERM LOANS shall mean the term loans in the aggregate original principal
     -----------
     amount of $17,800,000, consisting of Term Loan I in the original principal amount of the $8,100,000, Term Loan II in the original principal amount of $4,700,000, and Term Loan III in the original principal amount of $5,000,000 each made by the Agent on behalf of the Lenders pursuant to, and repayable in accordance with, the provisions of Section 4 of this Financing Agreement."

  (b) Section 1 of the Financing Agreement shall be, and hereby is, amended by the addition thereto of the following new definitions:

     "TERM LOAN III shall mean the loan in the original principal amount of
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     $5,000,000 made by the Lenders pursuant to, and repayable in accordance with the provisions of Section 4(c) of this Financing Agreement."

2. Section 4 of the Financing Agreement shall be, and hereby is, amended and restated in its entirety as of the date hereof as follows:

     "SECTION 4. TERM LOANS
                 ----------

     A. TERM LOAN I
        -----------

          4.1 The Company hereby agrees to execute and deliver to the Agent on behalf of the Lenders the Promissory Note, in the form of Exhibit A attached hereto, to evidence Term Loan I to be extended by the Lenders.

          4.2 Upon receipt of such Promissory Note, the Agent on behalf of the Lenders hereby agrees to extend to the Company Term Loan I in the principal amount of $8,100,000.00.

          4.3 The principal amount of Term Loan I shall be repaid to the Agent on behalf of the Lenders by the Company by eighty four (84) equal monthly principal installments of $96,428.58 each whereof the first installment shall be due and payable on October 1, 1995 and the subsequent installments shall be due and payable on the first business day of each month thereafter until paid in full.

     B. TERM LOAN II
        ------------

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     4.4 The Company hereby agrees to execute and deliver to the Agent on behalf of the Lenders within thirty (30) days of the Closing Date (and upon repayment of the FINOVA Indebtedness) the Promissory Note, in the form of Exhibit B attached hereto, to evidence Term Loan II to be extended by the Lenders.

     4.5 Upon receipt of such Promissory Note, the Agent on behalf of the Lenders hereby agrees to extend to the Company Term Loan II in the principal amount of $4,700,000.

     4.6 The principal amount of Term Loan II shall be repaid to the Agent on behalf of the Lenders by the Company by eighty four (84) equal monthly principal installments of $55,952.39 each, whereof the first installment shall be due and payable on October 1, 1995 and the subsequent installments shall be due and payable on the first business day of each month thereafter until paid in full.

C. TERM LOAN III
   -------------

     4.7 The Company hereby agrees to execute and deliver to the Agent on behalf of the Lenders the Promissory Note, in the form of Exhibit E attached hereto, to evidence Term Loan III to be extended by the Lenders.

     4.8 Upon receipt of such Promissory Note, the Agent on behalf of the Lenders hereby agrees to extend to the Company Term Loan III in the principal amount of $5,000,000.00

     4.9 The principal amount of Term Loan III shall be repaid to the Agent on behalf of the Lenders by the Company by sixty (60) monthly principal installments of $83,333.34 each whereof the first installment shall be due and payable on September 1, 1996 and the subsequent installments shall be due and payable on the first business day of each month thereafter until paid in full.

D. TERM LOANS
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     4.10 In the event this Financing Agreement or the Line of Credit is terminated by either the Agent, the Required Lenders or the Company for any reason whatsoever, the Term Loans shall become due and payable on the effective date of such termination notwithstanding any provisions to the contrary in the Promissory Note or this Financing Agreement.

     4.11 The Company may prepay at any time, at its option, in whole or in part, the Term Loans, provided that on each such prepayment, the Company

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     shall pay accrued interest on the principal so prepaid to the date of such prepayment and any such voluntary prepayments may be applied as the Company directs or upon the occurrence of an Event of Default, as the Agent may otherwise direct.

          4.12 In the event the Company has Surplus Cash in any fiscal year beginning with fiscal year ending January 31, 1998 in excess of $3,000,000.00, the Company must make a Mandatory Prepayment of the Term Loans within ninety (90) days of any such fiscal year end by an amount equal to fifty percent (50%) of said Surplus Cash in excess of $3,000,000.00; whereof any such prepayments shall first be applied to Term Loan II, in inverse order of maturity and upon payment in full thereof to Term Loan I in inverse order of maturity and upon repayment in full thereof, to Term Loan III in inverse order of maturity, or upon the occurrence of any Default or Event of Default in such order as the Agent may determine.

          4.13 The Company hereby authorizes the Agent to charge its revolving loan account with the amount of all amounts due under this Section 4 as such amounts become due. The Company confirms that any charges which the Agent may so make to its account as herein provided will be made as an accommodation to the Company and solely at the Agent's discretion."

3. Subparagraphs 7.11(a) and (b) of Section 7 of the Financing Agreement are hereby amended by:

          (a) with respect to subparagraph 7.11(a), inserting the following after the amount of "$15,000,000" therein:

          "provided that, for fiscal year ending February 1, 1997 Capital Expenditures shall be limited to $22,000,000"; and

          (b) with respect to subparagraph 7.11(b), renumbering subsection "(ii)" thereof as "(iii)" and inserting a new subsection "(ii)" at the end of "(i)" thereof as follows:

          ", (ii) $16,000,000 for fiscal year ending February 1, 1997 (which amount does not include any "carry over" amounts permitted hereinbelow)".

4. (a) Section 8, paragraph 8.2 of the Financing Agreement shall be, and hereby is deleted, and the following paragraph 8.2 shall be, and hereby is, substituted in lieu thereof as follows:

          "8.2 (a) Interest at the Chemical Bank Rate on Term Loan I, shall be payable monthly as of the end of each month on the unpaid balance or on payment in full

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     prior to maturity thereof in an amount equal to one percent (1%) plus the
     Chemical Bank Rate (or any successor thereof). In the event of any change in said Chemical Bank Rate, the rate hereunder shall change as of the first of the month following any such change so as to remain one percent (1%) above the Chemical Bank Rate. The rate hereunder shall be calculated based on a 365 day year. The Agent shall be entitled to charge the Company's account at the rate provided for herein when due until all Obligations have been paid in full."

          "(b) Interest at the Chemical Bank Rate on Term Loan II, shall be payable monthly as of the end of each month on the unpaid balance or on payment in full prior to maturity thereof in an amount equal to one and one-half percent (1.5%) plus the Chemical Bank Rate (or any successor thereof). In the event of any change in said Chemical Bank Rate, the rate hereunder shall change as of the first of the month following any such change so as to remain one and one-half percent (1.5%) above the Chemical Bank Rate. The rate hereunder shall be calculated based on a 365 day year. The Agent shall be entitled to charge the Company's account at the rate provided for herein when due until all Obligations have been paid in full."

          "(c) Interest, at the Chemical Bank Rate, on Term Loan III shall be payable monthly as of the end of each month on the unpaid balance or on payment in full prior to maturity thereof in an amount equal to one and one half percent (1.5%) plus the Chemical Bank Rate (or any successor thereof). The rate hereunder shall be calculated based on a 365 day year. In the Event of any change in said Chemical Bank Rate the rate hereunder shall change as of the first of the month following any such change so as to remain one and one-half percent (1.5%) above the Chemical Bank Rate. The Agent shall be entitled to charge the Company's account at the rate provided for herein when due until all Obligations have been paid in full."

          "(d) Interest on Term Loan I, II and/or III at the LIBO Rate shall be payable in accordance with paragraphs 8.14 et seq.

  (b) Section 8, subparagraph 8.14(a)(ii) is hereby deleted and the following subparagraph is hereby substituted in lieu thereof:

          "(ii) 2.25% with respect to Term Loan I and III; and"

5. Section 8 is hereby further amended by the addition of the following Eurodollar Loan paragraphs designated as "8.22, 8.23 and 8.24" as of the end of paragraph 8.21 as follows:

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          "8.22 APPLICATION OF PROCEEDS
                -----------------------

          Notwithstanding anything to the contrary contained herein, the Agent shall apply all proceeds of Collateral, including the Accounts, and all other amounts received by it from or on behalf of the Company (i) initially to the Chemical Bank Rate Loans and (ii) subsequently to Eurodollar Loans, provided, however, x) absent the occurrence of any
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          of the events set forth in (y) through (z) below, with respect to clause (ii) above, at the Agents reasonable discretion, in the event proceeds of Collateral are received in excess of Chemical Bank Rate Loans, such proceeds may be (A) held in the Company's account and applied to subsequent Chemical Rate Loans or as otherwise provided in this Financing Agreement, (B) the Company may request (at such time) that such proceeds be transferred to its operating account, or (C) applied to the outstanding Eurodollar Loans (provided however that the Agent shall take into consideration the outstanding tranches of Eurodollar Loans and the breakage fee with respect to each such tranche in determining which tranche(s) shall be prepaid); y) upon the occurrence of an Event of Default; and/or z) any requested LIBO Rate Loan exceeds the Borrowing Base, the Agent may apply all such amounts received by it to the payment of Obligations in such manner and in such order as the Agent may elect in its reasonable business judgment. In the event that any such amounts are applied to Revolving Loans which are LIBO Rate Loans such application shall be treated as a prepayment of such loans and the Agent shall be entitled to the LIBO Rate prepayment penalty with respect thereto."

          "8.23 PREPAYMENT
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          The Company may prepay at its option at any time, in whole or in part
          LIBO Rate Loans upon prior written notice, provided that, on each such prepayment, the Company shall pay x) accrued interest, on the principal so prepaid to the date of such prepayment and y) the LIBO Rate prepayment penalty, if applicable."

          "8.24 TERMINATION
                -----------

          As further set forth in Section 10 hereof, the Agent may terminate the Financing Agreement upon the occurrence of an Event of Default, and the Company shall be obligated to pay the LIBO Rate prepayment penalty, if applicable.

6. In addition, it is hereby agreed that:

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     (a)  The terms "Obligations" and "Term Loan(s)" as used in the Financing
          Agreement shall also include, without limitation, all indebtedness, liabilities and obligations of the Company to the Agent and the Lenders pursuant to Term Loan III (herein the "Term Loan III Obligations") which Term Loan III Obligations shall be and hereby are secured by all Collateral under the Financing Agreement and any of the ancillary security agreements executed in connection therewith.

     (b) The form of Promissory Note attached hereto shall be attached to the Financing Agreement as Exhibit E and shall constitute Promissory Note E thereunder.

7. The effectiveness of all of the amendments and/or waivers set forth above and the extension of Term Loan III shall be, and hereby is, subject to the fulfillment to the Agent's satisfaction of the Conditions Precedent. The "Conditions Precedent" shall mean each of the following:

     (i) the execution and delivery to the Agent of all documentation requested by the Agent to validly perfect the Agent's first lien upon the Company's Real Estate to secure the Term Loan III Obligations (subject to such liens and encumbrances as may be satisfactory to the Agent in its sole discretion), including, without limitation, mortgages (in form and substance satisfactory to the Agent), title insurance policies and surveys or updates thereof so that the survey exception is removed from all such title insurance policies (all of which shall be acceptable to the Agent in its sole discretion) and any other documentation reasonably requested by the Agent in connection therewith;

     (ii) the absence of (x) any Default and/or Event of Default after giving effect to Term Loan III and (y) any material adverse change in the financial condition, business, prospects, profitability, assets or operations of the Companies;

     (iii) The Agent's receipt of copies of the asset purchase agreement with respect to the Cheyenne, Wyoming facility and any related expenditures for Capital Expenditures (purchased with the proceeds of Term Loan III), and which purchase agreement and related documents must indicate values for such assets which are acceptable to the Agent.

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     (iv) the Company shall pay (x) all Out-of-Pocket Expenses incurred by the
     Agent in connection with this amendment agreement and Term Loan III, and
     (y) a Documentation Fee of $2,500; and

     (v) The Agent's receipt of a secretary's certificate certifying Board of Directors Resolutions authorizing the execution, delivery and performance by the Company of this amendment agreement and all documents and transactions contemplated hereby.

Except to the extent set forth herein, no other waiver of, or change in any of the terms, provisions or conditions of the Financing Agreement is intended or implied.

This agreement may be executed in two (2) or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one (1) agreement, and shall become effective when copies hereof which, when taken together, bear the original signatures of each of the parties hereto are delivered to the Agent. It is hereby further agreed that with respect to this agreement and any other documents contemplated hereby, as may be amended, signed faxed documents shall be deemed to be of the same force and effect as an original of a manually signed copy, and the Company hereby further agrees to obtain and deliver original documents to the Agent and each Lender (provided that the failure to deliver such original documents shall not be deemed to modify the foregoing).

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If the foregoing is in accordance with your understanding of our agreement, kindly so indicate by signing and returning the enclosed copy of this letter.

                         Very truly yours,

                         THE CIT GROUP/BUSINESS
                         CREDIT, INC., as Agent and Lender

                         By: /s/ Bonnie Schain
                            ------------------------------
                         Title: Assistant Vice President
                               ---------------------------

                         THE CIT GROUP/EQUIPMENT
                         FINANCING, INC., as Lender

                         By: /s/ Norm Hall
                            ------------------------------
                         Title: Vice President
                               ---------------------------

Read and Agreed to:

BUTTREY FOOD AND DRUG COMPANY

By: /s/ Wayne S. Peterson
   --------------------------

Title: SVP & CFO
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